[RSU Award Agreement] NOTICE AND ACCEPTANCE OF PERFORMANCE UNIT AWARD Participant Shenandoah Telecommunications Company [Name and Address of Participant] 500 Shentel Way P.O. Box 459 Edinburg, VA Number of Units Awarded: [ ] Plan: 2014 Equity Incentive Plan (the “Plan”) Grant and Vesting. Effective ____________ (the “Effective Date”), you have been awarded (the “Award”) ______ Performance Units (the “Units”) which are a contingent right to receive shares of common stock (the “Shares”) of Shenandoah Telecommunications Company (the “Company”) subject to the following restrictions and conditions: Provided that the Participant remains in the continuous employ of the Company or one of its Affiliates continuously during the vesting periods, or Retires (“Retirement” is herein defined as retirement from active employment with the Company or an Affiliate, while in good standing, at or after age fifty-five having completed at least ten years of continuous service as an Employee exclusive of any prior service credited for other benefit purposes), the Units will vest and the Participant’s estate will be issued an equal number of nonforfeitable Shares in accordance with the following vesting schedule: Vesting Date Number of Units That Vest __________ ____ __________ ____ __________ ____ __________ ____ In the event a Retired Participant dies during a vesting period, all remaining unvested units will immediately vest upon the date of death and the Participant’s estate will be issued an equal number of nonforfeitable Shares within thirty (30) days after death. The right of the Participant to continue to vest in the Award upon Retirement is contingent on the Participant’s compliance with the provisions of the Restrictive Covenants section set forth below. Dividend and Voting Rights. Participant will have no voting or dividend rights with respect to the Units until such time as they have vested and the Shares are issued. Transferability. The Units may not be assigned nor transferred. Cancellation, Adjustment or Forfeiture of Award. The Units and any Shares issued with respect to the Units (and any additional shares issued on account of a stock split,

Performance Share Award ______________ Page 2 stock dividend, etc.) are subject to cancellation, adjustment or forfeiture in accordance with the Executive Compensation Recovery Policy as such policy may be in effect from time to time. All certificates issued to represent such Shares shall bear a legend setting forth such restriction. Cancellation Upon Termination of Employment Other Than by Retirement. Any Units not vested in accordance with the provisions of the preceding Grant and Vesting section will be immediately cancelled at the time the Participant ceases to be employed by the Company or one of its Affiliates, unless if such termination of employment is a result of death or Disability (defined in accordance with the Company’s then current long term disability program). If termination of employment is due to death or Disability prior to Retirement, all remaining unvested Units awarded above will be prorated as of the date of death or Disability and those prorated Units will then immediately vest on the date of such Participant’s death or Disability and the Participant or the Participant’s estate will be issued an equal number of nonforfeitable Shares within thirty (30) days after the date that employment ends on account of death or Disability. Proration will be calculated on the unvested Units remaining for each vesting period, based on the number of days of employment prior to the death or Disability relative to the total days of that vesting period. Tax Withholding. Notwithstanding any contrary provision, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to the vesting of Units, no certificate representing Shares from said Units shall be delivered. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory alternative arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Units otherwise are scheduled to vest, the Company may, to the extent permitted by law, satisfy the Participant’s tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. Award not an Employment Agreement. This Award is not a guarantee of continued service and nothing in this Award shall be deemed to create in any way whatsoever any obligation on Participant’s part to continue in the employ or service of the Company, or of the Company to continue Participant’s employment or service with the Company. In addition, nothing in this Award shall obligate the Company or any Affiliate, or their respective stockholders, Board of Directors, officers or employees to continue any relationship which Participant might have as a service provider or otherwise for the Company or Affiliate. Governing Plan Document and Defined Terms. This Award is subject to all the provisions of the Plan and its provisions are hereby made a part of this Award, and are further subject to all interpretations, amendments, rules and regulations which may from

Performance Share Award ______________ Page 3 time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Award and those of the Plan, the provisions of the Plan shall control. Participant hereby acknowledges that a copy of the Plan has been made available to Participant. Defined terms not explicitly defined in this Notice of Award shall have the same definitions as in the Plan. Additional Conditions to Delivery of Shares. The Company will not be required to issue any certificate or certificates for Shares prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Company will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Shares as the Company may establish from time to time for reasons of administrative convenience. Restrictive Covenants. This Section shall apply during any period in which any Performance Shares of the Grantee continue to vest in accordance with this Agreement and until payment of the Performance Shares. (a) Non-Competition. The Participant shall not, without the Board’s prior written consent, directly or indirectly engage in, have any equity interest in, or assist, manage or participate in (whether as a director, officer, employee, agent, representative, security holder, consultant or otherwise) any Competitive Business; provided, however, that: (i) the Participant shall be permitted to acquire a passive stock or equity interest in such a Competitive Business provided the stock or other equity interest acquired is not more than 5% of the outstanding interest in such a Competitive Business; and (ii) the Participant shall be permitted to acquire any investment through a mutual fund, private equity fund or other pooled account that is not controlled by the Participant and in which he has less than a 5% interest. For purposes of this provision, the term “Competitive Business” shall mean the provision of telecommunications services to customers in a location in which the Company’s services are available to such customers, and also refers to any entity (including any subsidiaries, parent entities or other affiliates thereof) which, as of the Participant’s date of termination, engages in any such business. (b) Non-Solicitation. The Participant will not, directly or indirectly, recruit or otherwise solicit or induce any employee, director, consultant, customer, vendor or supplier of the Company to terminate his, her or its employment or

Performance Share Award ______________ Page 4 arrangement with the Company or otherwise change his, her or its relationship with the Company. (c) Confidentiality. The Participant shall maintain in confidence and shall not directly, indirectly or otherwise, use, disseminate, disclose or publish, or use for his or her benefit or the benefit of any person, firm, corporation or other entity, any confidential or proprietary information or trade secrets of or relating to the Company without the prior written authorization of the Company. Notwithstanding anything herein to the contrary, nothing shall prohibit the Participant from disclosing any information that is generally known by the public. (d) Non-Disparagement. The Participant will not criticize, defame, be derogatory toward or otherwise disparage the Company (or the Company’s past, present and future officers, directors, stockholders, attorneys, agents, representatives, employees or affiliates), or its or their business plans or actions, to any third party, either orally or in writing; provided, however, that this provision will not preclude the Grantee from giving testimony in response to a lawful subpoena or preclude any conduct protected under 18 U.S.C. Section 1514A(a) or any similar state or federal law providing “whistleblower” protection to the Participant. Compliance with Section 409A. Notwithstanding anything to the contrary in the Plan or this Notice, the Company reserves the right, but is not obligated, to revise this Award as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award. Change in Capital Structure. The terms of this Award shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization. Survival. The provisions of this Agreement (including without limitation, the provisions regarding cancellation, adjustment or forfeiture of the Award) shall survive the vesting of the Units and the issuance of the Shares without limitation. Governing Law. This Award shall be governed by the laws of the Commonwealth of Virginia.

Performance Share Award ______________ Page 5 IN WITNESS WHEREOF, the company has caused this Agreement to be signed by a duly authorized officer, and Participant has affixed his or her signature hereto. SHENANDOAH TELECOMMUNICATIONS COMPANY By [Name and Title of Officer] [Name of Participant]